UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2021, Sysco Corporation (“Sysco”) issued $450,000,000 aggregate principal amount of its 2.450% Senior Notes due 2031 (the “2031 Notes”) and $800,000,000 aggregate principal amount of its 3.150% Senior Notes due 2051 (the “2051 Notes” and, together with the 2031 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an Underwriting Agreement, dated December 1, 2021, among Sysco, the Guarantors named on Schedule I thereto (the “Guarantors”), and BofA Securities, Inc., Goldman, Sachs & Co. LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto, previously filed with the Securities and Exchange Commission.

Sysco intends to use the net proceeds from the offering of the Notes, together with cash on hand, if necessary, to fund the redemption of all of Sysco’s outstanding 5.650% Senior Notes due 2025 (the “5.650% Notes”) and 3.550% Senior Notes due 2025 (the “3.550% Notes”). Any excess net proceeds will be used for general corporate purposes. The redemption price for the senior notes of each such series to be redeemed will be the principal amount of such senior notes plus a “make-whole” amount determined in accordance with the indenture governing such senior notes and accrued and unpaid interest to the applicable redemption date. The redemption date for the 5.650% Notes and the 3.550% Notes is December 14, 2021. This Current Report on Form 8-K does not constitute a notice of redemption under the indenture governing the 5.650% Notes and the 3.550% Notes.

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-259146) and are described in a Prospectus Supplement dated December 1, 2021. The Notes initially are fully and unconditionally guaranteed by Sysco’s direct and indirect wholly owned subsidiaries that guarantee Sysco’s other senior notes issued under the indenture governing the Notes or any of Sysco’s other indebtedness. Interest on the Notes will be paid semi-annually on June 14 and December 14, beginning June 14, 2022. The terms of the 2031 Notes are more fully described in the Forty-Second Supplemental Indenture, and the terms of the 2051 Notes are more fully described in the Forty-Third Supplemental Indenture, each dated as of December 14, 2021 (collectively, the “Supplemental Indentures”), among Sysco, as Issuer, the Guarantors named therein and U.S. Bank National Association, as trustee solely with respect to the Notes and any other series of Securities (as defined in the Base Indenture (as defined below)) issued thereunder, for which U.S. Bank National Association may be designated from time to time as trustee, in lieu of The Bank of New York Mellon Trust Company, N.A. (“Bank of New York Mellon”). The Supplemental Indentures were entered into in accordance with the provisions of the Indenture, dated as of June 15, 1995 (the “Base Indenture”), between Sysco and Bank of New York Mellon, as amended and supplemented by the Thirteenth Supplemental Indenture, dated as of February 17, 2012, among Sysco, the Guarantors named therein and Bank of New York Mellon.

At Sysco’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If Sysco elects to redeem (i) the 2031 Notes before the date that is three months prior to the maturity date or (ii) the 2051 Notes before the date that is six months prior to the maturity date, Sysco will pay an amount equal to the greater of (A) 100% of the principal amount of the Notes to be redeemed or (B) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if the 2031 Notes or 2051 Notes matured on the applicable dates described above. If Sysco elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, Sysco will pay an amount equal to 100% of the principal amount of the Notes to be redeemed. In both cases, Sysco will pay accrued and unpaid interest on the Notes redeemed to the redemption date.

The foregoing descriptions of the Supplemental Indentures and the terms of the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures and the forms of the Notes, which are filed as exhibits to this Current Report on Form 8-K.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

4.1	Forty-Second Supplemental Indenture dated as of December 14, 2021 among Sysco, the Guarantors and the Trustee relating to the 2031 Notes.

4.2	Form of 2.450% Senior Note due December 14, 2031 (included as Annex A to Exhibit 4.1 above).

4.3	Forty-Third Supplemental Indenture dated as of December 14, 2021 among Sysco, the Guarantors and the Trustee relating to the 2051 Notes.

4.4	Form of 3.150% Senior Note due December 14, 2051 (included as Annex A to Exhibit 4.3 above).

5.1	Opinion of Bracewell LLP.

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 14, 2021	By:	/s/ Gerald W. Clanton
Gerald W. Clanton
Vice President, Legal, Deputy General Counsel and Assistant Corporate Secretary